EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES−OXLEY ACT OF 2002

In connection with the Quarterly Report of Roomlinx, Inc. (the "Company") on Form
10−QSB for the quarter ended September 30, 2007 as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), I, Michael S. Wasik, Chief
Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the SARBANES−OXLEY Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and consolidated results of operation of the Company.

Date:	9/26/08

By:	/s/ Michael S. Wasik
Michael S. Wasik
Chief Executive Officer and Chief Financial Officer